Kemper Floating Rate Fund

Supplement to Prospectus
Dated November 1, 1999

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The following information replaces the second paragraph in the "Investment
Management and Other Services" section of the prospectus on page 53:

Kelly Babson is the Portfolio Manager for the Fund. She joined Scudder Kemper Investments in 1994, the fund in 2000, and is a Managing Director and Head of the Private Debt Department. She began her investment career in 1981.








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